UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 S. 84th Street, Suite 300

Milwaukee, Wisconsin 53214

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On July 1, 2025, Mayville Engineering Company, Inc. (the “Company”) filed a Current Report on Form 8-K (“the Original Form 8-K”) to report the consummation of its previously announced acquisition of Accu-Fab, LLC (“Accu-Fab”). This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the historical audited and unaudited financial statements of Accu-Fab and the unaudited pro form consolidated combined financial information of the Company pursuant to Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements for Accu-Fab required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2 to this Amendment No.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated combined financial information required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.3 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(c)	Not applicable.
(d)	Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of RSM US LLP, Independent Auditor for Accu-Fab, LLC.

99.1	The audited Financial Statements of Accu-Fab, LLC as of and for the years ended December 31, 2024, and 2023, and the related notes thereto.

99.2	The unaudited Financial Statements of Accu-Fab, LLC as of and for the three months ended March 31, 2025 and 2024, and the related notes thereto.

99.3

The unaudited Pro Forma Consolidated Combined Financial Information of Mayville Engineering Company, Inc as of and for the three months ended March 31, 2025, and the twelve-months ended December 31, 2024, and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: September 15, 2025
	By:	/s/ Rachele M. Lehr
Rachele M. Lehr
Chief Financial Officer